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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported)  December 31, 1999



                        Federal Realty Investment Trust
                        -------------------------------
             (Exact name of registrant as specified in its charter)



                   Maryland                1-7533         52-0782497
        ------------------------------  -----------   ------------------
        (State or other jurisdiction    (Commission   (IRS Employer
        of incorporation)               File Number)  Identification No.)


          1626 East Jefferson Street, Rockville, Maryland    20852-4041
          -----------------------------------------------    ----------
          (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number including area code:  301/998-8100
                                                            ------------



Exhibit Index appears on Page 3.
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Item 5.        Other Events

          Federal Realty Investment Trust hereby files as exhibit 99 the following supplemental data pertaining to its portfolio of properties at December 31, 1999.


Item 7.        Financial Statements and Exhibits

    (c)        Exhibits.

               99   Supplemental portfolio information at December 31, 1999



                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FEDERAL REALTY INVESTMENT TRUST



Date:  February 15, 2000                 /s/ Cecily A. Ward
                                      -------------------------
                                      Cecily A. Ward
                                      Vice President, Controller and Treasurer



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                                 EXHIBIT INDEX


Exh No.   Exhibit                                                      Page No.
-------   -------                                                      --------

  99      Supplemental portfolio information at December 31, 1999          4





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